UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
1-2198	DTE Electric Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 7.01.       Regulation FD Disclosure.

DTE Energy Company (“DTE Energy”) will meet with investors on November 14, 2017. A copy of the slide presentation was furnished as Exhibit 99.1 to Current Report on Form 8-K filed November 3, 2017 and is herein incorporated by reference. The slide presentation is available on DTE Energy's website, www.dteenergy.com.  In the meetings, DTE Energy reaffirms its 2017 operating earnings guidance range of $5.38-$5.69 per share and its early outlook for 2018 operating earnings guidance range of $5.48- $5.88 per share.

In its slide presentation and this filing, DTE Energy discusses 2017 and 2018 operating earnings guidance.  It is likely that certain items that impact the company's 2017 and 2018 reported results will be excluded from  operating results. Reconciliations to the comparable 2017 and 2018 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

99.1     Slide Presentation of DTE Energy Company dated November 5-7, 2017 (incorporated by reference to Exhibit 99.1 of Current Report on Form 8-K filed on November 3, 2017).

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy's and DTE Electric Company's (DTE Electric) 2016 Form 10-K and 2017 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric that discuss important factors that could cause DTE Energy's and DTE Electric's actual results to differ materially. DTE Energy and DTE Electric expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 13, 2017

DTE ENERGY COMPANY (Registrant)

/s/ Peter B. Oleksiak Peter B. Oleksiak Senior Vice President and Chief Financial Officer

DTE ELECTRIC COMPANY (Registrant)

/s/ Peter B. Oleksiak Peter B. Oleksiak Senior Vice President and Chief Financial Officer